UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a party other than the Registrant  Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material under §240.14a-12 Live Oak Bancshares, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):  No fee required  Fee paid previously with preliminary materials  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIVE OAK BANCSHA RES, IN C. 1741 TIBU RON DRIVE WIL MINGTON, NC 28403 D70882- P67519 Y ou invested in LIVE OAK BAN CSHA RE S, INC. and it’s t ime to vote! You have the right to vote on proposals being presented at the Annual Meeting. Th is is an important no tice regarding the avai lability of proxy material for the shareholder meeting to be held on May 17, 2022 . Get informed before you vote View the No tice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you wou ld l ike to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www .ProxyV ote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If send ing an email , please include your control number (indicated below) in the subject line. Unless requested, you will no t otherwise receive a paper or email copy. Smartphone u sers Point your camera here and vote without entering a con trol number Vote in Person at the Meeting* May 17, 2022 9 :00 AM Eastern Time L ive Oak Corporate Offices 1741 T iburon Drive Wilmington, North Carolina *Please check the meeting materials for any special requirements for meeting at tendance. At the meeting, you w ill need to request a ballo t to vote these shares. V1.1 Vote at www.ProxyV ote.com THI S IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instruct ions on the reverse side to vo te these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Tonya W. Bradford 04) G len F. H offsis 07) Mil tom E. Pet ty For 02) William H. Cameron 05) David G. Lucht 08) Neil L. U nderwood 03) Diane B. Glossman 06) James S. Mahan III 09) Will iam L. Williams III 2. Say-on- Pay Vote. Non-binding , advisory proposal to approve compensat ion paid to our named executive officers. For 3. Ra tification of Independent Auditors. Proposal to ratify Dixon Hughes G oodman L LP as the Company’s independent auditors for 2022. For Prefer to receive an email instead? While vo ting on www.ProxyVote.com, be sure to click “ Sign up for E-delivery”. D70883-P67519